                                                                   EXHIBIT 99.01


First USA
Excess Spread Analysis
For the month Ending         February-01

Card Trust                                         FUSAM 94-4  FUSAM 94-6  FUSAM 94-8  FUSAM 95-2  FUSAM 96-1  FUSAM 96-2
Size                                                   $870MM      $898MM      $602MM      $795MM      $904MM      $723MM
Securities                                         Float Rate  Float Rate  Float Rate  Float Rate  Float Rate  Float Rate
Expected Maturity                                    11/15/01     1/15/02    11/15/01     3/15/02     3/15/01     6/10/03
--------------------------------------------------------------------------------------------------------------------------
Excess Spread:
     Cash Yield                                        16.78%      16.78%      16.80%      16.78%      16.78%      16.78%
            Less:  Coupon                               5.99%       5.98%       5.69%       5.86%       5.81%       5.84%
                   Serv Fees                            1.50%       1.50%       1.50%       1.50%       1.50%       1.50%
                   Net Credit Losses                    6.52%       6.52%       6.52%       6.52%       6.52%       6.52%

Excess Spread:
                                February-01             2.78%       2.79%       3.10%       2.91%       2.96%       2.93%
                                 January-01             4.97%       4.97%       4.37%       5.08%       5.14%       5.10%
                                December-00             3.70%       3.71%       3.85%       3.83%       3.93%       3.88%
--------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                                3.82%       3.82%       3.77%       3.94%       4.01%       3.97%
--------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                                4.10%       4.10%       4.10%       4.10%       4.10%       4.10%
35 to 94 day delinquency                                2.34%       2.34%       2.34%       2.34%       2.34%       2.34%
95+ day delinquency                                     2.01%       2.01%       2.01%       2.01%       2.01%       2.01%

Payment Rate                                           12.86%      12.86%      12.86%      12.86%      12.86%      12.86%
==========================================================================================================================
                                                                                          (1)
                                                       1997-3      1997-4      1997-5      1997-6      1997-7      1997-8
Card Trust                                         FUSAM 97-3  FUSAM 97-4  FUSAM 97-5  FUSAM 97-6  FUSAM 97-7  FUSAM 97-8
Size                                                   $602MM      $602MM      $783MM    $1,566MM      $602MM      $939MM
Securities                                         Float Rate  Float Rate  Float Rate  Float Rate  Float Rate  Float Rate
Expected Maturity                                     6/17/02     6/17/07     8/17/04     7/17/02     9/17/04     9/17/07
--------------------------------------------------------------------------------------------------------------------------
Excess Spread:
     Cash Yield                                        16.78%      16.78%      16.78%      18.15%      16.78%      16.78%
            Less:  Coupon                               5.76%       5.88%       5.86%       6.50%       5.77%       5.83%
                   Serv Fees                            1.50%       1.50%       1.50%       1.50%       1.50%       1.50%
                   Net Credit Losses                    6.52%       6.52%       6.52%       6.52%       6.52%       6.52%

Excess Spread:
                                February-01             3.00%       2.89%       2.91%       3.63%       3.00%       2.94%
                                 January-01             5.20%       5.08%       5.13%       4.48%       5.19%       5.13%
                                December-00             3.99%       3.87%       4.00%       4.06%       3.98%       3.93%
---------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                                4.06%       3.94%       4.01%       4.06%       4.06%       4.00%
---------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                                4.10%       4.10%       4.10%       4.10%       4.10%       4.10%
35 to 94 day delinquency                                2.34%       2.34%       2.34%       2.34%       2.34%       2.34%
95+ day delinquency                                     2.01%       2.01%       2.01%       2.01%       2.01%       2.01%

Payment Rate                                           12.86%      12.86%      12.86%      12.86%      12.86%      12.86%
===========================================================================================================================

                                                       1998-5      1998-6      1998-7      1998-8      1998-9      1999-1
Card Trust                                         FUSAM 98-5  FUSAM 98-6  FUSAM 98-7  FUSAM 98-8  FUSAM 98-9  FUSAM 99-1
Size                                                   $783MM      $964MM      $904MM      $602MM      $747MM    $1,205MM
Securities                                         Float Rate  Float Rate  Float Rate  Float Rate  Fixed Rate  Float Rate
Expected Maturity                                     8/18/03     8/18/08     8/18/01     9/18/05     1/20/04     2/19/04
----------------------------------------------------------------------------------------------------------------------------
Excess Spread:
     Cash Yield                                        16.78%      16.78%      16.78%      16.78%      16.78%      16.78%
            Less:  Coupon                               5.73%       5.79%       5.74%       5.82%       5.35%       5.81%
                   Serv Fees                            1.50%       1.50%       1.50%       1.50%       1.50%       1.50%
                   Net Credit Losses                    6.52%       6.52%       6.52%       6.52%       6.52%       6.52%

Excess Spread:
                                February-01             3.03%       2.97%       3.02%       2.94%       3.42%       2.95%
                                 January-01             5.20%       5.17%       5.20%       5.12%       5.90%       5.16%
                                December-00             4.02%       4.07%       4.01%       3.93%       5.52%       4.05%
---------------------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                                4.09%       4.07%       4.08%       4.00%       4.95%       4.06%
---------------------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                                4.10%       4.10%       4.10%       4.10%       4.10%       4.10%
35 to 94 day delinquency                                2.34%       2.34%       2.34%       2.34%       2.34%       2.34%
95+ day delinquency                                     2.01%       2.01%       2.01%       2.01%       2.01%       2.01%

Payment Rate                                           12.86%      12.86%      12.86%      12.86%      12.86%      12.86%
===========================================================================================================================


Card Trust                                        FUSAM 96-4  FUSAM 96-6  FUSAM 96-8  FUSAM 97-1  FUSAM 97-2
Size                                                  $602MM    $1,039MM      $482MM      $904MM      $602MM
Securities                                        Float Rate  Float Rate  Float Rate  Float Rate  Float Rate
Expected Maturity                                    8/10/06    11/10/03     1/10/04     2/17/04     5/17/04
--------------------------------------------------------------------------------------------------------------
Excess Spread:
     Cash Yield                                       16.78%      16.78%      16.78%      16.78%      16.78%
            Less:  Coupon                              5.88%       5.80%       5.78%       5.77%       5.79%
                   Serv Fees                           1.50%       1.50%       1.50%       1.50%       1.50%
                   Net Credit Losses                   6.52%       6.52%       6.52%       6.52%       6.52%

Excess Spread:
                                February-01            2.89%       2.96%       2.98%       3.00%       2.97%
                                 January-01            5.07%       5.14%       5.17%       5.19%       5.17%
                                December-00            3.83%       3.91%       3.94%       3.99%       3.96%
--------------------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                               3.93%       4.01%       4.03%       4.06%       4.03%
--------------------------------------------------------------------------------------------------------------
Up to 34 day delinquency                               4.10%       4.10%       4.10%       4.10%       4.10%
35 to 94 day delinquency                               2.34%       2.34%       2.34%       2.34%       2.34%
95+ day delinquency                                    2.01%       2.01%       2.01%       2.01%       2.01%

Payment Rate                                          12.86%      12.86%      12.86%      12.86%      12.86%
==============================================================================================================

                                                      1997-9      1998-1      1998-3      1998-4
Card Trust                                        FUSAM 97-9  FUSAM 98-1  FUSAM 98-3  FUSAM 98-4
Size                                                  $602MM      $843MM      $964MM      $843MM
Securities                                        Float Rate  Float Rate  Float Rate  Float Rate
Expected Maturity                                   10/17/04     5/18/03     6/18/01     7/18/05
-------------------------------------------------------------------------------------------------
Excess Spread:
     Cash Yield                                       16.78%      16.78%      16.78%      16.78%
            Less:  Coupon                              5.74%       5.75%       5.69%       5.75%
                   Serv Fees                           1.50%       1.50%       1.50%       1.50%
                   Net Credit Losses                   6.52%       6.52%       6.52%       6.52%

Excess Spread:
                                February-01            3.02%       3.02%       3.08%       3.02%
                                 January-01            5.21%       5.22%       5.25%       5.19%
                                December-00            4.01%       4.11%       4.07%       4.01%
-------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                               4.08%       4.11%       4.14%       4.07%
-------------------------------------------------------------------------------------------------
Up to 34 day delinquency                               4.10%       4.10%       4.10%       4.10%
35 to 94 day delinquency                               2.34%       2.34%       2.34%       2.34%
95+ day delinquency                                    2.01%       2.01%       2.01%       2.01%

Payment Rate                                          12.86%      12.86%      12.86%      12.86%
=================================================================================================

                                                      1999-2      1999-3      1999-4      2001-1
Card Trust                                        FUSAM 99-2  FUSAM 99-3  FUSAM 99-4  FUSAM 01-1
Size                                                  $602MM      $833MM      $595MM      $893MM
Securities                                        Float Rate  Float Rate  Float Rate  Float Rate
Expected Maturity                                    2/21/06     4/19/04     5/20/02     1/19/06
-------------------------------------------------------------------------------------------------
Excess Spread:
     Cash Yield                                       16.78%      16.78%      16.78%      16.78%
            Less:  Coupon                              5.87%       5.81%       5.74%       5.83%
                   Serv Fees                           1.50%       1.50%       1.50%       1.50%
                   Net Credit Losses                   6.52%       6.52%       6.52%       6.52%

Excess Spread:
                                February-01            2.89%       2.96%       3.03%       2.94%
                                 January-01            5.10%       5.16%       5.21%       5.32%
                                December-00            3.99%       4.06%       4.02%       3.93%
-------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:                               3.99%       4.06%       4.08%       4.06%
-------------------------------------------------------------------------------------------------
Up to 34 day delinquency                               4.10%       4.10%       4.10%       4.10%
35 to 94 day delinquency                               2.34%       2.34%       2.34%       2.34%
95+ day delinquency                                    2.01%       2.01%       2.01%       2.01%

Payment Rate                                          12.86%      12.86%      12.86%      12.86%
=================================================================================================

(1)  Includes effect of Series 1997-6 Net SWAP Receipts or Payments.